GEOGRAPHIC AREA INFORMATION (Tables)	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Schedule of Revenue and Long-Lived Assets by Major Geographic Area	Revenue classified by the major geographic areas in which our customers were located and long-lived assets classified where held:

	Net Sales		Long Lived Assets*
	December 31		December 31
(in Thousands, USD)	2022	2021	2022	2021
United States	$211,599	$187,392	$152,361	$141,511
Other Countries	56,848	61,043	62,062	73,279
Total	$268,447	$248,435	$214,423	$214,790
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*For 2022, Long Lived Assets includes property and equipment, net, intangible assets, net and operating leases -right of use assets. For 2021, Long Lived Assets includes property and equipment net, intangible assets, net.